THE GNMA FUND INVESTMENT ACCUMULATION PROGRAM, INC.

Supplement dated June 6, 2007
to the Prospectus dated April 25, 2007

The Board of Directors of The GNMA Fund Investment
Accumulation Program, Inc. (the "Fund")
has approved an Agreement and Plan of Reorganization (the "Agreement and Plan") providing that the GNMA Portfolio ("BlackRock Portfolio"), a series of BlackRock Funds II, would acquire all of the assets and certain stated liabilities of the Fund in exchange solely for Institutional shares of
 BlackRock Portfolio (the "Reorganization"), which would be distributed by the Fund to the holders of its shares. After the completion of the
 Reorganization, the Fund will be dissolved as a corporation under Maryland law and deregistered as an investment company under the
 Investment Company Act of 1940, as amended.

A meeting of shareholders of the Fund to consider approval of the Agreement and Plan will be held on August 23, 2007.
If all of the requisite approvals are obtained, it is anticipated that the Reorganization will take place by the end of the fourth calendar quarter of 2007.

The Reorganization is part of an effort to consolidate investment companies for which BlackRock Advisors, LLC or its affiliates act as investment adviser and/or administrator and which have similar investment objectives and strategies, in order to eliminate redundancies and achieve certain operating efficiencies.

Code #GNMA-SUP0607